UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2017

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 North Akard Street Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

1807 Ross Avenue, 4th Floor

Dallas, Texas 75201

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

Permian Lease Agreement and Supplement

On December 31, 2017, Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”), which is a subsidiary of InfraREIT, Inc. (“InfraREIT” and, together with its subsidiaries, the “Company”), entered into a lease agreement (the “Permian Lease”) with Sharyland Utilities, L.P. (“Sharyland”), pursuant to which Sharyland will lease the Company’s transmission and distribution assets located in and around Stanton, Texas (the “Permian Assets”), other than the Company’s 138 kilovolt transmission loop that is subject to the Stanton Transmission Loop lease. Effective upon the parties’ entry into the Permian Lease, the Third Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets), dated December 31, 2015 (the “S/B/C Lease”), which was scheduled to expire on December 31, 2017, was terminated.

The Permian Lease has a three year term expiring on December 31, 2020. Similar to the Company’s other leases, the Company has the exclusive right under the Permian Lease to fund the development and construction of “Footprint Projects” and defines “Footprint Projects” in the same manner as described under the caption entitled “Other Amendments” included under “Item 1.01. Entry into a Material Definitive Agreement” in InfraREIT’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “Commission”) on November 16, 2017. The other material terms of the Permian Lease are the same as those described under the caption entitled “Existing Leases” included under “Item 1. Business” in InfraREIT’s Annual Report on Form 10-K that was filed with the Commission on February 28, 2017 (the “Form 10-K”).

Simultaneously with their entry into the Permian Lease, SDTS and Sharyland entered into a rent supplement (the “Permian Supplement”) to establish rent for the Permian Assets, as they currently exist and after giving effect to the capital expenditures that the parties expect to place in service during 2018. Pursuant to the Permian Supplement, rent on the Permian Assets consists of only base rent, and not a percentage rent component, but was otherwise determined in a manner similar to rent on the Company’s other existing assets. For additional information regarding the terms of the Permian Supplement, see “Amended and Restated Rent Supplements” below.

The foregoing descriptions of the Permian Lease and the Permian Supplement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Permian Lease and the Permian Supplement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Amended and Restated Rent Supplements

Also on December 31, 2017, SDTS and Sharyland amended and restated the rent supplements (the “Amended and Restated Rent Supplements” and, together with the Permian Supplement, the “Rent Supplements”) with respect to the McAllen, CREZ and ERCOT Transmission leases to establish rent after giving effect to the capital expenditures that the parties expect to place in service during 2018. Rent under the Rent Supplements was negotiated in the manner described under “Rental Rates” under “Provisions of Our Existing Leases” included under the subheading “Existing Leases” in “Item 1. Business” in the Form 10-K. Accordingly, the rent payments under the Rent Supplements are intended to provide the Company with approximately 97% of the projected regulated return on rate base investment attributable to the Company’s assets that SDTS and Sharyland would receive if they were a fully-integrated utility, based on the regulatory parameters in Sharyland’s existing rates, including an allowed return on equity of 9.7%, a capital structure of 55% debt and 45% equity, a cost of debt of 6.73% and the recovery of an income tax allowance at the 35% federal income tax rate.

The foregoing description of the Amended and Restated Rent Supplements is qualified in its entirety by reference to the complete text of the Amended and Restated Rent Supplements, copies of which are filed as Exhibits 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Relationships

As more fully described in the section captioned “Transactions with Related Persons” included in InfraREIT’s definitive proxy statement filed with the Commission on March 23, 2017, which section is incorporated herein by reference, Sharyland is privately-owned by Hunter L. Hunt and other members of the family of Ray L. Hunt and is controlled by Hunter L. Hunt. Ray L. Hunt and Hunter L. Hunt indirectly control Hunt Consolidated, Inc., which is deemed to be a beneficial owner of more than 5% of InfraREIT’s common stock and indirectly owns the Company’s external manager. Hunter L. Hunt also serves on the InfraREIT Board of Directors.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 regarding the termination of the S/B/C Lease on December 31, 2017 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Permian Lease Agreement, dated December 31, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.2	—	Rent Supplement (Permian Lease), dated December 31, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.3	—	Fourteenth Amended and Restated Rent Supplement (McAllen Lease), dated December 31, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.4	—	Twelfth Amended and Restated Rent Supplement (CREZ Lease), dated December 31, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.5	—	Eighth Amended and Restated Rent Supplement (ERCOT Transmission Lease), dated December 31, 2017, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: January 5, 2018	By:	/s/ Stacey H. Doré
Stacey H. Doré
Senior Vice President and General Counsel

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